American Funds Insurance Series® Global Growth and Income Fund Summary Prospectus Supplement July 2, 2018 (for Class 1, Class 1A, Class 2 and Class 4 shares summary prospectuses dated May 1, 2018)

The information under the heading “Portfolio managers” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Michael Cohen	Less than 1 year	Partner – Capital World Investors
Bradford F. Freer	4 years	Partner – Capital Research Global Investors
Nicholas J. Grace	2 years	Partner – Capital Research Global Investors
Andrew B. Suzman	9 years	Partner – Capital World Investors

Keep this supplement with your summary prospectus.

Lit. No. INA8BS-045-0718O CGD/8024-S68784